       Prudential's
       Gibraltar Fund


       [PHOTO]


       Annual Report to
       Planholders

       Prudential's Financial
       Security Program

       December 31, 1997

[LOGO] Prudential

       The Prudential Insurance Company of America
       751 Broad Street
       Newark, NJ 07102-3777

                                     [LOGO]

================================================================================
Table of Contents
  I. Letter to Planholder                                                      2
     1.  Market Review                                                         4
     2.  Investment Advisor's Outlook                                          8
     3.  Prudential's Gibraltar Fund                                          10

 II. Prudential's Gibraltar Fund

     The Prudential's Financial Security Program is the only
     account investing in Prudential's Gibraltar Fund
     1.  Financial Statements                                                 A1
     2.  Schedule of Investments                                              B1
     3.  Notes to Financial Statements                                        C1
     4.  Report of Independent Accountants                                    D1

Period Ended December 31, 1997

Letter
To Planholder


[PHOTO]


Jonathan M. Greene
President

================================================================================
"We're quite pleased with the return on stocks in the last three years, but we don't think this divergence from historical norms can continue indefinitely."


Dear Planholder:

We are pleased to provide our Annual Report to you on the investment performance of Prudential's Gibraltar Fund.

It has been another exceptional year. For the third year in a row (and the first time in history), stock prices have risen by more than 20%, driven by unexpectedly high corporate profits and surprisingly low inflation. Bonds also performed quite well, with total returns averaging just below 10%.

We live in remarkable times. The U.S. economy grew by almost 4.0% in 1997, yet inflation fell to 1.7%, the lowest since oil prices collapsed 11 years ago. Unemployment dipped below 5% for the first time since the 1970s. And consumer confidence was the highest in 28 years. Yet, we live in a global economy. The economic turmoil, stock market and currency declines in Asia impacted global markets in the fourth quarter and the economic effects on the world's growth are not yet clear.

How Did the Gibraltar Fund Perform?

U.S. stocks had a third successive year of unusually high gains. Prudential's Gibraltar Fund returned 18.88% in 1997.

It's Long Term Performance That Counts.

Although in this Report we're focusing primarily on one year performance, remember that it's long-term performance that counts. Review your Fund's 1997 performance, but also be sure to examine its longer-term record as well. You'll note that over the past five and 10 years, the Fund has delivered excellent performance, both on an absolute basis and in comparison with growth funds having similar objectives as reported by Lipper Analytical Services.

Our goal is to achieve this kind of above-average investment performance over time. Such consistency is important, because most people buy variable annuity products to finance long-term goals and we encourage you to consider future returns rather than focusing on past performance, keeping in mind that past performance is no guarantee of future performance.

What Goes Up Can Also Go Down.

While discussing the long term, we think it's crucial to remind planholders that stocks have offered a 10.7% average annual return over the last 70 years--about half of what they have given us over the last three years. And since 1980, corporate revenues have risen 4% a year, while earnings have risen almost twice as fast, and stock prices four times as much.

Can this continue? We're quite pleased with the return on stocks in the last three years, but we don't think this divergence from historical norms can continue indefinitely. It's simply the law of averages. We must remember that with return comes risk--that stocks can and do go down, as well as up. If you have benefited more than you expected in recent years, then at some point, you will surely benefit less. The only question is: When? Given the very serious economic crisis in Asia, it could be sooner, rather than later.

With this in mind, your Prudential Representative/Pruco Securities Registered Representative stands ready to discuss these issues and to assist you in any way he or she can. We believe that your personal financial representative--one who understands you and your long-term investment needs--is a valuable resource given today's market.

All of us at Prudential thank you for your business and look forward to helping you plan for your future financial security.

/s/ Jonathan M. Greene                       /s/ Mendel A. Melzer

Jonathan M. Greene                           Mendel A. Melzer, CFA
President,                                   Chairman,
Prudential's Gibraltar Fund                  Prudential's Gibraltar Fund

January 30, 1998


[PHOTO]


Mendel A. Melzer, CFA
Chairman


================================================================================
Important Note

The rates of return quoted on the following pages reflect the deduction of investment management fees and investment-related expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of the Fund and when redeemed, may be worth more or less than original cost. Changes in contract values depend not only on the investment performance of the Fund but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under the contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

--------------------------------------------------------------------------------

1997
Market Review

================================================================================
How the Markets Compared.(1)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                  Average Retun Over
                                                    Past 20 Years
                      1997                          (Annualized)
                      ----                          ------------
Money Markets         4.9%                              7.7%
Bonds                 9.8%                              9.7%
Foreign Stocks       16.2%                             15.0%
U.S. Stocks          33.4%                             16.7%

--------------------------------------------------------------------------------

This chart compares the 12-month return as of 12/31/97 for various categories of investments with the average annual total return over 20 years for the same investment. As you can see, stock and bond market returns can vary considerably from year to year. Unlike stocks, bonds generally offer a fixed rate of return and principal if held to maturity. An investment's past performance should never be used to predict future results. There are different risks associated with each investment sector, which should be carefully considered before investing.

(1) Source: Prudential. For purposes of comparison only. U.S. money markets as measured by Lipper Money Market Average. Bonds as measured by the Lehman Brothers Gov't. Corp. Index. Foreign stocks as measured by the Morgan Stanley Capital International World Index. U.S. stocks as measured by the S&P 500 Index.

U.S. Stocks

Nothing Short of Spectacular.

U.S. stocks rose more than 20% for the third straight year for the first time in history--measured by either the Dow Jones Industrial Average (the "Dow Jones") or the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

Unexpectedly high corporate profits and exceptionally low inflation, plus strong economic growth and the lowest unemployment rate and highest consumer confidence in 28 years, all combined to drive emotions in the stock market to euphoric levels.

The numbers were impressive, considering that stocks have gained only 10.7% on average over the last 70 years. In 1997, the S&P 500 gained 33%, after rising 23% in 1996 and 37% in 1995.

Only in October did a reality check set in, when the market fell briefly by 10% in what market professionals called a correction. But stock prices quickly rebounded, and many major indexes moved on to new highs.

Still, the momentum of the market had clearly slowed by year-end as investors became increasingly concerned about the economic crisis in Asia and how severely it might affect corporate earnings in 1998.

Large, Value Stocks Dominated.

Large company stocks continued to lead the market higher in 1997. For example, the small company-oriented Russell 2000 Index rose 22.4% during calendar year 1997, nearly 12 percentage points behind the S&P 500.

Financial stocks rose 49% in 1997 as consolidation continued to sweep the industry and long-term interest rates fell to their lowest levels since 1993. Banks and stock brokerage firms are continuing to achieve economies of scale through acquisitions.

================================================================================
Financial Stocks Top.

                                                                           1997
                                                                           ----
Finance                                                                   48.7%
Consumer Growth                                                           36.9%
Consumer Cyclical                                                         36.7%
Utilities                                                                 35.9%
Technology                                                                27.1%
Energy                                                                    25.6%
Industrials                                                               21.9%

--------------------------------------------------------------------------------
Source: Prudential.

================================================================================
Large Stocks Outperformed Small Stocks.

                                                                        20-Year
                                                  1997                  Average
                                                  ----                  -------
S&P 500*                                          33.4%                  16.7%
NASDAQ*                                           21.6%                  14.5%
Russell 2000*                                     22.4%                  15.9%
--------------------------------------------------------------------------------

*The Standard & Poor's 500, NASDAQ and Russell 2000 are unmanaged indexes that are considered to be generally representative of U.S. stock markets. Investors cannot invest directly in indexes or market averages. Past performance is no guarantee of future results.

Consumer growth stocks finished second, narrowly nosing out consumer cyclical stocks for the year. Media, drugs and leisure led the consumer growth stocks, with Tele-Communications, Inc. (TCI) doubling, Comcast rising 78% and Gannett up 68%. Among the pharmaceuticals, Schering-Plough and Lilly nearly doubled, while Pfizer rose 82% during the same period. Retailers led the consumer cyclical stocks, with Gap, Costco, Tandy and Home Depot each up about 77% for the year.


================================================================================
The Dow in the Past Twelve Months.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

1997                                              Dow
----                                            --------
Jan                                             6.73
Feb                                             6.7
Mar                                             6.81
          In March and April,
          fears of higher interest
          rates shook the market.
Apr                                             7.12
May                                             6.87
Jun                                             6.77
Jul                                             6.63
          July 16 The Dow passes
          the 8,000-point mark for
          the first time
Aug                                             6.45
Sep                                             6.64
Oct                                             6.29
          Oct 28 The Dow surged
          337 points, its largest
          point gain ever, rising 4.71%
Nov                                             6.16
Dec                                             6.08

--------------------------------------------------------------------------------
Daily close of the Dow Jones Industrial Average for the past twelve months.


Technology stocks fared well for much of the year but tumbled in the fourth quarter on worries about Asia, losing 12%, bringing their return for the year to 27%. Utilities stocks led all other market sectors in the quarter, rising 19% in the last three months of 1997 as long- term interest rates fell sharply and investors sought companies with safe earnings streams. Interestingly, for the year, utilities beat the S&P 500.

1997
Market Review
continued

================================================================================
30-Year U.S. Treasury Yields.

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


1997                                                             Yield
----                                                             -----
Jan                                                             6813.09
Feb                                                             6877.74
Mar                                                             6583.48
Apr                                                             7008.99
May                                                             7331.04
Jun                                                             7962.31
Jul                                                             8222.61
Aug                                                             7622.42
Sep                                                             7945.26
Oct                                                             7442.08
Nov                                                             7823.13
Dec                                                             7908.25
--------------------------------------------------------------------------------

Monthly closing yields for the past twelve months. Source: Bloomberg, as of 12/31/97.


High Yield Bonds Performed Best.

                                                                            1997
                                                                            ----
High Yield Bonds                                                           12.8%
Corporate Bonds                                                            10.2%
Aggregate Index                                                             9.7%
Government Bonds                                                            9.6%
Mortgage Bonds                                                              9.5%
--------------------------------------------------------------------------------

Source: Lehman Brothers, as of 12/31/97.


Bonds

Inflation Fell Sharply, Pushing Prices Higher.

Nineteen ninety-seven was a very good year for bonds, as inflation fell below 2% for the first time in 11 years and long-term interest rates dipped to their lowest level since 1993.

Bonds returned a healthy 9.65% for the year as measured by the Lehman Brothers Aggregate Index, led by high yield bonds in the United States, which returned 12.76%.

A financial crisis in Asia late in the year set off a major rally in the U.S. Treasury market, where the 30-year bond returned more than 15% in 1997 as the yield fell by nearly three-quarters of a percentage point to 5.92% at year-end. Worldwide, investors bought Treasurys after Southeast Asian currencies collapsed under the weight of excesses in the financial sector and overinvestment in real estate and infrastructure.

Fundamentally, economic conditions were nearly ideal for bond investors, as inflation seemed to be slowly fading away. Prices at the wholesale level actually fell by 1.7% as measured by the government's Producer Price Index, but at the retail level prices continued to rise, even if only by 1.7%, as measured by the Consumer Price Index. Still, that was the lowest increase in 11 years, and nearly half of 1996's rate.

As interest rates fell, home mortgage refinancings rose, with 30-year rates falling below 7%. Others, including noted investor Warren Buffett, were reported to be investing in bonds, and cash flows into bond mutual funds quadrupled in 1997.

High yield corporate bonds led all other sectors of the U.S. bond market in 1997 as corporate profits climbed unexpectedly higher while economic growth surged. The lowest-rated bonds performed the best. Nineteen ninety-seven was another record-breaking year for newly issued high yield bonds. These bonds were in such demand in 1997 that the interest rate premium they commanded over U.S. Treasurys reached all-time lows in October.

Foreign Stocks

A Plunge in the Pacific.

Asian stock markets plunged in 1997 as Southeast Asian currencies collapsed under the weight of excesses in the financial sector and overinvestment in real estate and infrastructure. Currencies in some countries fell by nearly 50% against the U.S. dollar. Credit and cash became scarce and economies slowed. The financial crisis eventually reached Japan, helping to halt a nascent economic recovery.

The Morgan Stanley Capital International Pacific Index fell 25% during the year as stocks in Thailand dropped 77%, Indonesia 74% and Malaysia 68%, all in U.S. dollar terms. Even older, larger, more developed Pacific Basin countries did not escape unscathed. Economic malaise continued to linger in Japan, where stocks dropped almost 24% in U.S. dollars for the year.

European Stocks Performed Well.

In Europe, stocks performed quite well during the year, rising over 24% for U.S.-based investors despite a strong dollar. Developing countries were strong, such as Portugal, up 48%, and older, more established stock exchanges also posted excellent returns, with Switzerland rising 45%, Italy up 36% and Germany ahead 25%, all measured by Morgan Stanley in U.S. dollars.

European stocks benefited as the movement toward a European economic union fostered less government borrowing and thus lower interest rates, which stimulated the sluggish economies of Germany and France and led to rapid growth in smaller countries on the periphery, such as Ireland.

In addition, corporate restructuring continued to improve productivity, driving double-digit earnings gains. Europe has also been the region least affected by economic turmoil in Asia, its stock prices are less expensive than those in the United States, and Europe is earlier in its economic growth cycle than the United States, which is now in its seventh year of economic recovery.


================================================================================
Foreign Markets.
                                                                        1997
                                                                        ----
MSCI Europe Index                                                       24.2%
MSCI World Index                                                        16.2%
MSCI EAFE Index                                                          2.1%
MSCI Japan Index                                                       (23.6%)
MSCI Pacific Index                                                     (25.3%)
S&P 500 Index                                                           33.4%
--------------------------------------------------------------------------------

Source: Morgan Stanley Capital International.

The Morgan Stanley Capital International (MSCI) World Index is a weighted, unmanaged index of the performance of 1,472 securities listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand and the Far East. Investors cannot invest directly in an index.

Morgan Stanley country indexes [Europe, Asia, Far East (EAFE), Pacific and Japan] are unmanaged indexes that include stocks making up the largest two-thirds of each country's total stock market capitalization. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

The Standard & Poor's 500 is a weighted, unmanaged index comprised of 500 stocks, which provides a broad indicator of stock price movements.

1998
Investment Advisor's Outlook

The Economy

Expect Slower Growth.

Our economists at Prudential forecast slower economic growth plus a slight increase in inflation and unemployment in 1998. They are looking for the U.S. economy to grow slower than 2%, less than half as fast as it grew in 1997. We believe inflation will remain acceptable, but that the Consumer Price Index may rise as much as 2.2%, somewhat faster than 1997's 1.7%. As demand for U.S. exports slows in Asia, unemployment should rise toward 5.5%, up from December's 4.7%.

Prudential's economists expect short-term interest rates to fall by half a percentage point in 1998, and long-term rates to end the year close to where they began--at around 6%. Our economists forecast that the Federal Reserve Bank will lower interest rates by a quarter of a percentage point in the spring and another quarter point in the summer, bringing the federal funds rate (or overnight bank lending rate) down to 5%. As of this writing in early January, interest rates on government bonds maturing in 10 years or less were priced to yield below 5.50%, the official overnight lending rate.

U.S. Stocks

We're Looking for an Average Year.

We said it last year. And the year before. Each year we've said that surely the U.S. stock market would not rise by 20% again in the following year. But the market has done just that now for three years in a row--for the first time in history. Can this remarkable performance continue? Over the last 70 years, the historical average return for stocks is only about 10.7%. This year, more than ever, we expect that stocks will turn in a performance much closer to average.

We're cautious, conservative investors, so we build our portfolios one stock at a time. This year, with continued economic growth and modest inflation expected, we believe that earnings will be the key force driving stock market performance. We'll be looking even more closely than usual at a company's ability to meet its corporate earnings expectations, because investors have become very unforgiving of even the slightest shortfall in earnings.

In the United States, we are particularly interested in smaller company stocks, because we believe they are very attractively priced, considering their earnings expectations. These stocks have trailed large company stocks for several years now, but small company stocks have historically fared better than larger company stocks.

U.S. Bonds

Off to a Great Start.

The U.S. bond market performed well in the early days of 1998 as the interest rates on the 30-year U.S. Treasury fell to their lowest level since the government first started to sell them regularly in 1977.

Despite the rally, interest rates remain quite favorable when adjusted for inflation. So if we experience slower economic growth and continued low inflation, bond holders may yet enjoy more price appreciation in addition to their coupon income.

We are firm believers in corporate bonds, which we expect will continue to perform well as the economy grows and the effects of the Asian economic crisis are more fully understood in the months ahead. Similarly, we expect certain emerging markets bonds that have been badly beaten down by this crisis to return to more realistic price levels.

Foreign Stocks

Watching Closely.

Overseas, we are watching the Asian situation closely, but believe it may be too early to make a substantial commitment there. We are being selective, choosing stocks rather than countries. In Europe, we expect strong economies and stock markets in 1998 as companies there continue to restructure.

================================================================================
A Reality Check.

Stock prices in general have nearly doubled in the last three years. We're quite pleased with the unusually high returns that stocks have provided for our Contract Owners over the past few years and we are certain that you are, too. Those types of returns bring you closer to your goals of financial security faster than you might have expected.

Since 1927, the U.S. stock market's average return has been 10.7%, as measured by the S&P 500. Yet, in recent years returns have been much higher, as the chart below shows.

================================================================================
Returns of the U.S. Stock
Market.

                                                                       Average
                                                                       Annual
                                                                       Return
                                                                       ------
Last 70 Years
1927-1997                                                               10.7%

Source: Ibbotson Associates.

Last Three Years
1995                                                                    37.4%
1996                                                                    23.0%
1997                                                                    33.4%

Source: Lipper Analytical Services, Inc.

As much as we would like this tremendous performance to continue year after year, we know it cannot. It's simply the law of averages.

Prudential
Gibraltar Fund

Performance Summary.

U.S. stocks had a third successive year of unusually high gains and in 1997 Prudential's Gibraltar Fund returned 18.88%. The return of the Gibraltar Fund was eight percentage points above the 70 year historical average return for stocks, but for the year both the Fund and general equity funds trailed the overall market, as measured by the Standard & Poor's 500 Composite Stock Index (the "S&P 500").

After an outstanding 1996, when the Fund returned 27.1%, outperforming both the Lipper (VIP) Growth Average (19.8%) and the S&P 500 Index (23.0%), Prudential's Gibraltar Fund trailed the average (VIP) growth fund as reported by Lipper Analytical Services.

================================================================================
Average Annual Returns Through December 31, 1997

                                   One           Three        Five          Ten
                                   Year          Years        Years        Years
--------------------------------------------------------------------------------
 Gibraltar Fund(1)                18.88%        21.66%       17.07%       17.89%
--------------------------------------------------------------------------------
 Lipper (VIP) Growth Avg.(2)      25.36%        26.15%       17.27%       16.59%
--------------------------------------------------------------------------------
 S&P 500(3)                       33.35%        31.13%       20.25%       18.02%
--------------------------------------------------------------------------------

Gibraltar Fund inception date: 3/14/68.



================================================================================
$10,000 Invested Over Ten Years

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                                          $46,590
                     $52,448         $51,884           Lipper (VIP)
                    S&P 500(3)   Gibralter Fund(1)   Growth Average(2)
                    ----------   -----------------   -----------------
1987             $10,000.00      $10,000.00             $10,000.00
1988              12,566.30       11,428.60              11,656.20
1989              15,361.90       14,694.10              15,343.30
1990              14,930.50       14,005.20              14,866.30
1991              20.059.80       19,081.90              19,385.60
1992              23,587.20       20,596.50              20,860.50
1993              29,197.50       23,502.00              22,958.40
1994              28,809.80       23,027.20              23,260.00
1995              34,322.20       30,532.20              31,990.30
1996              43,634.30       36,651.90              39,330.50
1997              51,884.10       46,589.80              52,447.60

--------------------------------------------------------------------------------
(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges.

(2) The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio, and other indices may portray different comparative performance.

================================================================================

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Low Risk                                Fixed Income
                                        Balanced
                                        High Yield Bond
                                        DIVERSIFIED STOCK
High Risk                               Specialized
--------------------------------------------------------------------------------

Investment Goal

Growth

Types of Investments

Primarily stocks of a diversified group of companies in a variety of industries.

Investment Style

This Portfolio uses a "growth" investment style to select stocks based on their potential to deliver above-average growth in revenue and earnings.

Performance Review.

Health maintenance companies lost ground. Our hospital management and some of our medical device companies fell back in 1997, pulling down our return. Columbia/ HCA Healthcare and Aetna were particular disappointments.

Uneven terrain for networking. Some of our computer networking stocks, such as Cisco Systems, performed well. Others, such as 3Com and Bay Networks, stumbled. However, the networking industry is just beginning a new product cycle which could lead to growth of more than 20%, in 1998.

Stranded nuclear assets. We bought several electric utilities that had built nuclear plants decades ago and were negotiating with state regulators for recovery of their investment.

We were right on oil service. About 11% of our holdings were in oil service companies. In the aggregate, our oil service stocks provided a 59% return over the year.

Strategy Session.

We are buying large, blue-chip firms. We expect the blue-chips to reduce our share price volatility and improve the quality of our holdings. Opinions differ about how much impact an Asian economic slowdown will have on U.S. companies. In this uncertainty, we are being strategically defensive, buying large blue-chip stocks, that are focused on the domestic market.

We need the health care industry. Health care companies provide an essential service that cannot be supplied by inexpensive foreign labor. So, they are buffered from the impact of economic slowdown in other parts of the world. Competitive market forces are restructuring U.S. health care. Some cost problems were uncovered in 1997, but we believe the industry is on its way to solving them. Since we can't do without health care, our future depends on allowing health care companies to make a reasonable profit by providing those services. We've bought some of the industry leaders. They have a large, growing market. We think they are good investments.

Utilities also are defensive. Historically, utilities are less responsive to the economic cycle than most other industries. These stocks were not popular in the go-go growth market, but when investors feared an economic slowdown, they shot ahead. We focused on electric and telecommunications companies. Among the electrics, we have particularly emphasized companies that own uncompetitive nuclear plants. We expect governments to provide tax concessions to make it financially feasible for their owners to decommission the plants, boosting their earnings prospects.

Outlook
PORTFOLIO MANAGER
Greg P. Goldberg

Opportunity in Energy and Utilities.

"We expect the sharp earnings growth of U.S. firms to slow in 1998, as the economic turmoil in Asia and domestic wage pressure will squeeze profits. Current stock prices appear to be based on the assumption that the rising earnings trends will continue. Investors have punished firms that do not meet their earnings expectations. We think that in this environment, the stocks to be in are those with a clear picture of their 1998 earnings: stocks that are domestically focused, such as health care and blue-chip firms with consumer markets."



    [PHOTO]


PORTFOLIO MANAGER
 Greg P. Goldberg

================================================================================
Portfolio Composition

                                                           as of 12/31/97
                                                           --------------
Consumer Growth                                                 32%
Technology                                                      15%
Energy                                                          15%
Finance                                                         13%
Industrials                                                      7%
Utilities                                                        7%
Consumer Cyclical                                                6%
Cash                                                             5%
--------------------------------------------------------------------------------

Source: Prudential. Holdings are subject to change.

================================================================================
Top Ten Holdings

                                                         as of 12/31/97
                                                         --------------
Cisco Systems, Inc.                                           4.1%
Novartis Corp., AG, ADR                                       3.8%
General Electric Co.                                          3.1%
Schlumberger Ltd.                                             3.0%
PepsiCo, Inc.                                                 2.9%
Nordstrom, Inc.                                               2.6%
3Com Corp.                                                    2.5%
McDermott International                                       2.4%
Unilever NV, ADR                                              2.4%
Uniphase Corp.                                                2.3%
--------------------------------------------------------------------------------

Source: Prudential. Holdings are subject to change.

================================================================================
This report is authorized for use with prospective investors only when preceded or accompanied by current prospectuses for Systematic Investment Plan Contracts, Variable Annuity Contracts and Prudential's Gibraltar Fund. These prospectuses contain more information concerning sales charges and other material facts and should be read carefully before you invest or send money.

                                 (215) 784-3543

[LOGO]==========================================================================

Whether providing insurance protection for home, family and business, or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.







                                                                --------------
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P.O. Box 197                                                     U.S. Postage
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                                     [LOGO]
FSP AR 12/97                   Printed in the U.S.A.             PI-MV-0198-2360
                                on recycled paper.                   MRA-A022965

                            FINANCIAL STATEMENTS OF
                          PRUDENTIAL'S GIBRALTAR FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments, at value (cost:
      $276,988,335)............................  $  322,652,484
    Cash.......................................           1,502
    Receivable for investments sold............       5,655,023
    Interest and dividends receivable..........         427,753
                                                 --------------
      Total Assets.............................     328,736,762
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       2,669,207
    Payable to investment adviser..............         103,022
    Accrued expenses...........................          45,786
                                                 --------------
      Total Liabilities........................       2,818,015
                                                 --------------
  NET ASSETS...................................  $  325,918,747
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $1 par value............  $   29,771,740
      Paid-in capital, in excess of par........     247,676,370
                                                 --------------
                                                    277,448,110
    Accumulated net realized gains on
      investments..............................       2,806,488
    Net unrealized appreciation on
      investments..............................      45,664,149
                                                 --------------
    Net assets, December 31, 1997..............  $  325,918,747
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 29,771,740 outstanding shares of
      common stock (authorized 75,000,000
      shares)..................................  $        10.95
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
  INVESTMENT INCOME
    Dividends (net of $28,169 foreign
      withholding tax).........................  $     3,968,815
    Interest...................................        1,369,649
                                                 ---------------
                                                       5,338,464
                                                 ---------------
  EXPENSES
    Investment advisory fee....................          390,676
    State franchise tax expense................           61,320
    Directors' fees............................            9,000
    Miscellaneous expenses.....................            8,515
    Custodian expense..........................            6,439
                                                 ---------------
      Total expenses...........................          475,950
    Less custodian fee credit..................           (1,439)
                                                 ---------------
      Net expenses.............................          474,511
                                                 ---------------
  NET INVESTMENT INCOME........................        4,863,953
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on investments...........       50,505,594
    Net change in unrealized appreciation on
      investments..............................          547,282
                                                 ---------------
  NET GAIN ON INVESTMENTS......................       51,052,876
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    55,916,829
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $      4,863,953     $     3,868,291
    Net realized gain on investments.......................................................         50,505,594          35,522,025
    Net change in unrealized appreciation on investments...................................            547,282          28,188,380
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         55,916,829          67,578,696
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................         (5,623,695)         (3,659,501)
    Distributions from net realized capital gains..........................................        (59,469,378)        (31,301,947)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (65,093,073)        (34,961,448)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [232,480 and -0- shares, respectively]..............................          3,000,000                  --
    Capital stock issued in reinvestment of dividends and distributions [5,819,002 and
     2,971,950 shares, respectively].......................................................         63,060,874          33,969,659
    Capital stock repurchased [(2,645,935) and (2,374,885) shares, respectively]...........        (32,262,504)        (26,513,694)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................         33,798,370           7,455,965
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         24,622,126          40,073,213
  NET ASSETS:
    Beginning of year......................................................................        301,296,621         261,223,408
                                                                                             ------------------  -------------------
    End of year............................................................................   $    325,918,747     $   301,296,621
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A1

                          PRUDENTIAL'S GIBRALTAR FUND

DECEMBER 31, 1997

LONG-TERM INVESTMENTS -- 95.1%
                                                                       VALUE
COMMON STOCKS -- 94.1%                                 SHARES         (NOTE 1)
                                                    -------------  --------------
BANKS AND SAVINGS & LOANS -- 1.4%
  Chase Manhattan Corp............................         30,500  $    3,339,750
  Washington Mutual, Inc..........................         21,400       1,365,587
                                                                   --------------
                                                                        4,705,337
                                                                   --------------
CHEMICALS -- 0.7%
  Agrium, Inc.....................................        177,300       2,160,844
                                                                   --------------
COMPUTER SERVICES -- 3.4%
  Bay Networks, Inc. (a)..........................        200,000       5,112,500
  Larscom, Inc. (Class "A" Stock) (a).............        167,700       1,593,150
  Microsoft Corp. (a).............................         34,000       4,394,500
                                                                   --------------
                                                                       11,100,150
                                                                   --------------
COMPUTERS -- 6.6%
  3Com Corp. (a)..................................        234,000       8,175,375
  Cisco Systems, Inc. (a).........................        237,600      13,246,200
                                                                   --------------
                                                                       21,421,575
                                                                   --------------
COSMETICS & SOAPS -- 3.1%
  Avon Products, Inc..............................         73,200       4,492,650
  Colgate Palmolive Co............................         77,900       5,725,650
                                                                   --------------
                                                                       10,218,300
                                                                   --------------
DIVERSIFIED OPERATIONS -- 3.1%
  General Electric Co.............................        136,500      10,015,687
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 8.9%
  Bristol-Myers Squibb Co.........................         58,200       5,507,175
  Johnson & Johnson...............................         82,000       5,401,750
  Novartis Corp., AG, ADR (Switzerland)...........        150,600      12,236,250
  Pfizer, Inc.....................................         78,200       5,830,787
                                                                   --------------
                                                                       28,975,962
                                                                   --------------
ELECTRONICS -- 0.5%
  VLSI Technology, Inc. (a).......................         67,400       1,592,325
                                                                   --------------
ENVIRONMENTAL SERVICES -- 1.1%
  U.S.A. Waste Services, Inc. (a).................         90,000       3,532,500
                                                                   --------------
FINANCIAL SERVICES -- 4.0%
  Federal National Mortgage Association...........        126,000       7,189,875
  Imperial Credit Industries, Inc. (a)............         26,800         549,400
  The Money Store, Inc............................        257,400       5,405,400
                                                                   --------------
                                                                       13,144,675
                                                                   --------------
FOOD & BEVERAGES -- 4.0%
  Archer-Daniels-Midland Co.......................        157,500       3,415,781
  PepsiCo, Inc....................................        260,800       9,502,900
                                                                   --------------
                                                                       12,918,681
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 2.1%
  Columbia/HCA Healthcare Corp.,..................        156,800       4,645,200
  Manor Care, Inc.................................         66,400       2,324,000
                                                                   --------------
                                                                        6,969,200
                                                                   --------------
INSURANCE -- 6.0%
  Aetna, Inc......................................         59,200       4,177,300
  American International Group, Inc...............         27,255       2,963,981
  CIGNA Corp......................................         35,400       6,126,412
  Provident Companies, Inc........................         63,000       2,433,375
  Travelers Group, Inc............................         73,999       3,986,696
                                                                   --------------
                                                                       19,687,764
                                                                   --------------
LEISURE -- 6.0%
  Carnival Corp. (Class "A" Stock)................         89,000       4,928,375
  Hilton Hotels Corp..............................        144,200       4,289,950

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 1)
                                                    -------------  --------------
  La Quinta Inns, Inc.............................        222,300  $    4,293,169
  Walt Disney Co..................................         62,000       6,141,875
                                                                   --------------
                                                                       19,653,369
                                                                   --------------
METALS-FERROUS -- 1.9%
  UCAR International, Inc. (a)....................        156,100       6,234,244
                                                                   --------------
METALS-NON FERROUS -- 0.7%
  Aluminum Company of America.....................         31,800       2,237,925
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 2.4%
  Unilever N.V., ADR (United Kingdom).............        124,000       7,742,250
                                                                   --------------
OIL & GAS -- 4.8%
  Exxon Corp......................................        108,600       6,644,962
  Pioneer Natural Resources Co....................        165,500       4,789,156
  Texaco, Inc.....................................         77,000       4,186,875
                                                                   --------------
                                                                       15,620,993
                                                                   --------------
OIL & GAS SERVICES -- 9.7%
  Bouyges Offshore SA, ADR (France) (a)...........        184,200       4,006,350
  J. Ray McDermott, SA............................        126,600       5,443,800
  McDermott International, Inc....................        213,500       7,819,438
  Schlumberger Ltd................................        119,800       9,643,900
  Smith International, Inc. (a)...................         74,600       4,578,575
                                                                   --------------
                                                                       31,492,063
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 2.5%
  CCA Prison Realty Trust.........................         80,200       3,578,925
  Developers Diversified Realty...................         89,000       3,404,250
  Patriot American Hospitality, Inc...............         46,300       1,334,019
                                                                   --------------
                                                                        8,317,194
                                                                   --------------
RETAIL -- 7.4%
  American Stores Co..............................        180,600       3,713,588
  CVS Corp........................................         52,900       3,388,906
  Nordstrom, Inc..................................        139,600       8,428,350
  Sears, Roebuck & Co.............................         62,000       2,805,500
  Toys 'R' Us, Inc. (a)...........................        181,000       5,690,188
                                                                   --------------
                                                                       24,026,532
                                                                   --------------
TELECOMMUNICATIONS -- 6.0%
  ADC Telecommunications, Inc. (a)................        107,500       4,488,125
  BellSouth Corp..................................         60,200       3,390,013
  Glenayre Technologies, Inc. (a).................        200,000       1,975,000
  Tellabs, Inc. (a)...............................         45,000       2,379,375
  Uniphase Corp. (a)..............................        178,200       7,373,025
                                                                   --------------
                                                                       19,605,538
                                                                   --------------
TOBACCO -- 1.8%
  Phillip Morris Co. Inc..........................        127,400       5,772,813
                                                                   --------------
UTILITY - ELECTRIC -- 6.0%
  Duke Energy Corp................................        133,000       7,364,875
  Long Island Lighting Co.........................         76,800       2,313,600
  Pinnacle West Capital Corp......................        137,000       5,805,375
  Texas Utilities Co..............................         98,600       4,098,063
                                                                   --------------
                                                                       19,581,913
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $260,817,908)............................................     306,727,834
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B1

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
CONVERTIBLE BONDS -- 1.0%                           (UNAUDITED)     (000)       (NOTE 1)
                                                    ------------  ---------  --------------
RETAIL -- 1.0%
  Sunglass Hut International,
    5.25%, 06/15/03
    (cost $3,461,427).............................       B2       $   4,405  $    3,215,650
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $264,279,335)......................................................     309,943,484
                                                                             --------------

SHORT-TERM
INVESTMENTS -- 3.9%
COMMERCIAL PAPER -- 3.9%
  BBL North America,
    6.73%, 01/02/98
    (cost $12,709,000)............................       NR          12,709      12,709,000
                                                                             --------------
TOTAL INVESTMENTS -- 99.0%
  (cost $276,988,335; Note 3)..............................................     322,652,484
                                                                             --------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.0%..............................
                                                                                  3,266,263
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $  325,918,747
                                                                             --------------
                                                                             --------------

    The following abbreviations are used in portfolio descriptions:
    ADR     American Depository Receipt
        SA  Societe Anonyme (French Corporation)

(a)  Non-income producing security

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B2

                      NOTES TO THE FINANCIAL STATEMENTS OF
                          PRUDENTIAL'S GIBRALTAR FUND

GENERAL

Prudential's Gibraltar Fund (the "Fund") was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Fund was organized by The Prudential Insurance Company of America (The Prudential) to serve as the investment medium for the variable contracts accounts of The Prudential Financial Security Program. The Fund does not sell its shares to the public. The accounts will redeem shares of the Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

NOTE 1:  ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements.

SECURITIES VALUATION: Securities traded on a national securities exchange are valued at the last sales price (or the last bid price if there were no sales of the security that day) on the New York Stock Exchange, or if not traded on such exchange, such last sales or bid price at the time of close of the New York Stock Exchange on the principal exchange on which such securities are traded. For any securities not traded on a national securities exchange but traded in the over-the-counter market, the value is the last bid price available, except that securities for which quotations are furnished through a nationwide automated quotation system approved by the National Association of Securities Dealers, Inc. (NASDAQ) are valued at the closing best bid price on the date of valuation provided by a pricing service which utilizes NASDAQ quotations.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and net realized capital gains of the Fund will normally be declared and reinvested in additional full and fractional shares twice a year. Some dividends are paid in cash.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

TAXES: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required. State franchise taxes were paid for the period that the Fund was incorporated in Delaware. No such commitments exist following reincorporation in Maryland.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

                                       C1

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants (A.I.C.P.A.). Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $42,059, increased net realized gains by $2,789 and increased paid-in capital in excess of par by $39,270. In addition the Fund reclassified $199,247 of dividends in excess of net investment income to accumulated capital gain. Such reclassifications had no effect on net assets, results of operations, or net asset value per share.

NOTE 2:  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE: The investment advisory fee, which is computed daily at an effective annual rate of 0.125% of the net assets of the Fund, is payable quarterly to The Prudential Insurance Company of America ("The Prudential") as required under the investment advisory agreement. The Prudential pays all expenses of the Fund except for fees and expenses of those members of the Fund's Board of Directors who are not officers or employees of The Prudential and its affiliates; transfer and any other local, state or federal taxes; and brokers' commissions and other fees and charges attributable to investment transactions.

During the year ended December 31, 1997, Prudential Securities Incorporated, an affiliate of The Prudential, earned approximately $25,000 in brokerage commissions as a result of executing transactions in portfolio securities on behalf of the Fund.

NOTE 3:  PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1997 aggregated $297,205,094 and $303,041,488, respectively.

The federal income tax basis of the Fund's investments at December 31, 1997 was substantially the same as for financial reporting purposes, $276,988,335 and, accordingly, net unrealized appreciation for federal income tax purposes was $45,664,149 (gross unrealized appreciation $57,881,924; gross unrealized depreciation $12,217,775).

                                       C2

FINANCIAL HIGHLIGHTS

                                                            Year ended
                                                           December 31,
                                         ------------------------------------------------
                                           1997      1996    1995(a)   1994(a)   1993(a)
                                         --------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  11.43  $  10.14  $   9.40  $  11.29  $  11.13
                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................      0.22      0.16      0.18      0.21      0.18
Net realized and unrealized gains
  (losses) on investments..............      1.84      2.56      1.65     (0.40)     2.43
                                         --------  --------  --------  --------  --------
    Total from investment operations...      2.06      2.72      1.83     (0.19)     2.61
                                         --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.21)    (0.15)    (0.17)    (0.22)    (0.19)
Distributions from realized gains......     (2.33)    (1.28)    (0.92)    (1.48)    (2.26)
                                         --------  --------  --------  --------  --------
    Total distributions................     (2.54)    (1.43)    (1.09)    (1.70)    (2.45)
                                         --------  --------  --------  --------  --------
Net Asset Value, end of year...........  $  10.95  $  11.43  $  10.14  $   9.40  $  11.29
                                         --------  --------  --------  --------  --------
                                         --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN(b).............     18.88%    27.13%    19.13%    (1.33)%    23.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................    $325.9    $301.3    $261.2    $242.5    $264.3
Ratios to average net assets:
  Expenses.............................      0.15%     0.16%     0.14%     0.15%     0.16%
  Net investment income................      1.56%     1.38%     1.68%     1.98%     1.45%
Portfolio turnover rate................       101%       97%      105%       93%       92%
Average commission rate paid per
  share................................   $0.0578   $0.0576       N/A       N/A       N/A

(a) Calculations are based on average month-end shares outstanding.

(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       C3

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Prudential's Gibraltar Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential's Gibraltar Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial highlights for each of the three years in the period ended December 31, 1995 were audited by other independent accountants whose report thereon dated February 15, 1996 expressed an unqualified opinion on those statements.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036
February 11, 1998

                                       D1

BOARD OF
DIRECTORS                 PRUDENTIAL'S GIBRALTAR FUND

MENDEL A. MELZER, CFA      W. SCOTT McDONALD, JR.,    JONATHAN M. GREENE
  CHAIRMAN,                  Ph.D.                      PRESIDENT,
  PRUDENTIAL'S GIBRALTAR     PRINCIPAL,                 PRUDENTIAL'S GIBRALTAR
  FUND                       KALUDIS CONSULTING         FUND
                             GROUP

          SAUL K. FENSTER, Ph.D.             JOSEPH WEBER, Ph.D.
            PRESIDENT, NEW JERSEY              VICE PRESIDENT,
            INSTITUTE OF TECHNOLOGY            INTERCLASS
                                               (INTERNATIONAL
                                               CORPORATE LEARNING)

--------------------------------------------------------------------------------

                                TAX INFORMATION

We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 1997) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in 1997, the Fund paid dividends as follows:

ORDINARY DIVIDENDS
------------------------    LONG-TERM CAPITAL GAINS
            SHORT-TERM    ----------------------------     TOTAL
 INCOME    CAPITAL GAINS   TAXED @ 28%    TAXED @ 20%    DIVIDENDS
---------  -------------  -------------  -------------  -----------
$ 0.21       $    0.47      $    0.90      $    0.96     $    2.54
